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                                                                      Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on Brinson S&P 500 Index Fund dated July 20, 2001 in this Registration Statement (Form N-1A No. 333-27917) of Brinson Index Trust.



                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

New York, New York
September 26, 2001